UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/01/2005

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-14837

DE	75-2756163
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

777 West Rosedale, Suite 300, Fort Worth, TX 76104
(Address of Principal Executive Offices, Including Zip Code)

817-665-5000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On June 1, 2005, Quicksilver Resources Inc. issued a press release announcing that its Board of Directors had authorized a three-for-two common stock split in the form of a dividend of one-half share of common stock on each share of common stock outstanding as of the close of business on June 15, 2005 (the "Record Date"). The dividend will be paid on June 30, 2005 to stockholders of record as of the Record Date.

    A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number       Description

99.1                Press Release dated June 1, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

Date: June 01, 2005.	By:	/s/ John C. Cirone
John C. Cirone
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated June 1, 2005